UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 2, 2010

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in its Charter)

New York	0-11321	11-2580136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

On June 2, 2010, Universal American Corp. held its annual meeting of shareholders.  The only item acted on at the meeting was the election of directors.  At the meeting, the shareholders voted as indicated below:

	FOR	AGAINST	ABSTAIN
Barry W. Averill	68,624,768	2,271,810	71,380
Richard A. Barasch	70,299,717	659,141	9,100
Sally W. Crawford	70,141,999	771,431	54,528
Matthew W. Etheridge	68,624,896	2,272,110	70,952
Mark K. Gormley	70,729,744	167,262	70,952
Mark M. Harmeling	54,838,240	16,066,692	63,026
Linda H. Lamel	68,419,312	2,494,796	53,850
Patrick J. McLaughlin	70,309,917	595,015	63,026
Richard C. Perry	70,729,744	220,712	17,502
Thomas A. Scully	70,730,344	220,112	17,502
Robert A. Spass	70,535,045	361,961	70,952
Sean M. Traynor	70,516,178	442,204	9,576
Christopher E. Wolfe	70,729,544	167,462	70,952
Robert F. Wright	68,421,281	2,475,725	70,952

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2010

UNIVERSAL AMERICAN CORP.

	By:	/s/ Robert A. Waegelein
		Name:	Robert A. Waegelein
		Title:	Executive Vice President and Chief Financial Officer